Exhibit 10.1

Execution Version

AMENDMENT NO. 1

AMENDMENT NO. 1 (this “Amendment”), dated as of March 28, 2017, by and among ELDORADO RESORTS, INC., a Nevada corporation (the “Borrower”), the Guarantors party thereto (the “Guarantors”), certain Lenders that execute and deliver a Consent to this Amendment (together, the “Consenting Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), hereby amends that certain Credit Agreement (the “Credit Agreement”), entered into as of July 23, 2015, by and among the Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the Borrower has (a) formed, in connection with the Isle Acquisition (as defined below), Eagle I Acquisition Corp., a Delaware corporation (“Eagle I”) and Eagle II Acquisition Company LLC, a Delaware limited liability company (“Acquisition Co.”), each as a newly created wholly-owned (directly or indirectly) unrestricted subsidiary of the Borrower, (b) entered into an Agreement and Plan of Merger, by and among the Borrower, the Target (as defined below), Eagle I and Acquisition Co., dated September 19, 2016, pursuant to which, the Borrower intends to acquire (the “Isle Acquisition”), directly or indirectly, Isle of Capri Casinos, Inc., a Delaware corporation (the “Target”) through (i) the merger of Eagle I with and into the Target, with the Target continuing as the surviving entity following such merger, and (ii) thereafter, the merger of the Target with and into Acquisition Co., with Acquisition Co. continuing as the surviving entity following such merger, (c) entered into a Commitment Letter, dated as of September 19, 2016 (the “Commitment Letter”), by and among the Borrower and the Commitment Parties (as defined therein) party thereto, pursuant to which the Commitment Parties agreed to provide the Facilities (as defined therein) to Acquisition Co., the proceeds of which, once funded, will be deposited by Acquisition Co. into an escrow account (the “Bank Escrow Account”), in accordance with the provisions of that certain Escrow Deposit Agreement, to be entered into concurrently with the consummation of the Financing (as defined below) (the “Bank Escrow Deposit Agreement”), by and among Acquisition Co. and JPMORGAN CHASE BANK, N.A., as escrow agent (in such capacity, the “Bank Escrow Agent”), (d) entered into the engagement letter referred to in Annex III (clause v) of the Commitment Letter (the “Engagement Letter”), pursuant to which the parties thereto agreed to the arrangement of the sale of the Notes (as defined in the Commitment Letter) to Acquisition Co., the proceeds of which, once funded, will be deposited by Acquisition Co. into an escrow account (the “Notes Escrow Account”), in accordance with the provisions of that certain Escrow Deposit Agreement, to be entered into concurrently with the consummation of the Financing (the “Notes Escrow Deposit Agreement” and together with the Bank Escrow Deposit Agreement, the “Escrow Deposit Agreements”), by and among Acquisition Co. and JPMORGAN CHASE BANK, N.A., as escrow agent (in such capacity, the “Notes Escrow Agent” and together with the Bank Escrow Agent, the “Escrow Agents”), and (e) agreed, pursuant to the Commitment Letter and the Engagement Letter, to use the proceeds of the Facilities and the Notes (i) to finance the Isle Acquisition (the “Financing”) and (ii) to repay any and all outstanding loans and commitments under the Credit Agreement and other outstanding indebtedness of the Borrower and the Target (the “Refinancing”);

WHEREAS, in connection with the consummation of the Isle Acquisition and the Financing, the Borrower desires to modify the Credit Agreement to permit, among other things, (a) the ability of the Borrower to designate its Subsidiaries, Eagle I and Acquisition Co., each as an “Unrestricted Subsidiary” under the Credit Agreement for the sole purpose of consummating the Isle of Capri Acquisition and Financing, (b) Acquisition Co. to hold and deposit the proceeds of such Financing in the Bank Escrow Account and/or the Notes Escrow Account in advance of the consummation of the Isle Acquisition, and (c) the Borrower to make investments into Acquisition Co. in the amount necessary to solely cover (i) a reserve for accruing interest on the Financing pursuant to the Escrow Deposit Agreements, (ii) any escrow fees owed to the Escrow Agents pursuant to the Escrow Deposit Agreements, and (iii) any insufficiency in the amount of proceeds of the Facilities and/or the Notes that are being held in the Bank Escrow Account and/or the Notes Escrow Account, as applicable, as necessary to satisfy the provisions of such Escrow Deposit Agreement (such additional deposits, being collectively, the “Additional Escrow Deposits”), in each case, only during the period that the Financing proceeds are held in the applicable Escrow Account;

WHEREAS, (x) Section 12.2 of the Credit Agreement provides that the Credit Agreement may be amended or waived to effect certain changes thereto with the written consent of the Required Lenders, and (y) Section 12.2(j) of the Credit Agreement provides that the Credit Agreement may only be amended, waived or otherwise modified to effect amendments to certain definitions related to the financial covenants set forth in Section 9.14 of the Credit Agreement with the written consent of the Required Revolving Credit Lenders;

WHEREAS, pursuant to Section 12.2 of the Credit Agreement, the Borrower, the Required Lenders and the Required Revolving Credit Lenders agree to the amendment of the Credit Agreement as described in Section 2 hereof; and

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 hereof, upon the Effective Date (as defined below), the Required Lenders and the Required Revolving Credit Lenders consent to the following amendments of the Credit Agreement:

(a) The following defined terms shall be added to Section 1.1 of the Credit Agreement:

“Additional Escrow Deposits” means any investments made by the Borrower into Acquisition Co. (as defined below) in the amount necessary to solely cover (i) a reserve for accruing interest on the Financing (as defined in Amendment No. 1) pursuant to the Escrow Deposit Agreements (as defined in Amendment No. 1), (ii) any escrow fees owed to the Escrow Agents (as defined in Amendment No. 1)

pursuant to the Escrow Deposit Agreements, and (iii) any insufficiency in the amount of proceeds of the Facilities (as defined in Amendment No. 1) and/or the Notes (as defined in Amendment No. 1) that are being held in the Bank Escrow Account (as defined in Amendment No. 1) and/or the Notes Escrow Account (as defined in Amendment No. 1), as applicable, as necessary to satisfy the provisions of such Escrow Deposit Agreement, in each case, only during the period that the Financing proceeds are held in the applicable Escrow Account.

“Amendment No. 1” means Amendment No. 1 to this Agreement, dated as of the Amendment No. 1 Effective Date, among the Borrower, the other Credit Parties party thereto, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 1 Effective Date” means March 28, 2017, the date which each of the conditions set forth in Section 3 of Amendment No. 1 have been satisfied.

“Isle of Capri Acquisition and Financing” means (a) the formation, in connection with the Isle Acquisition (as defined below), of Eagle I Acquisition Corp., a Delaware corporation (“Eagle I”), and Eagle II Acquisition Company LLC, a Delaware limited liability company (“Acquisition Co.”), each as a newly created wholly-owned (directly or indirectly) unrestricted subsidiary of the Borrower, (b) the acquisition (the “Isle Acquisition”) by the Borrower, directly or indirectly, of Isle of Capri Casinos, Inc., a Delaware corporation (the “Target”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated September 19, 2016, by and among the Borrower, the Target, Eagle I and Acquisition Co., through (i) the merger of Eagle I with and into the Target, with the Target continuing as the surviving entity following such merger, (ii) the conversion of stock described in Section 1.6(a) of the Merger Agreement, and (iii) thereafter, the merger of the Target with and into Acquisition Co., with Acquisition Co. continuing as the surviving entity following such merger, (c) the Financing and (d) the Refinancing (as defined in Amendment No. 1).

(b) The definition of “Consolidated Funded Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end of such definition:

“Notwithstanding the foregoing, solely for the period from the Amendment No. 1 Effective Date to the first Business Day after the date that the Isle Acquisition is consummated, in connection with any calculation of the Consolidated Total Leverage Ratio for purposes of compliance with Section 9.14(a), this definition of “Consolidated Funded Indebtedness” shall exclude any portion of a Revolving Credit Loan or Swingline Loan that is used (i) to pay Transaction Costs related to the Isle of Capri Acquisition and Financing or (ii) to make investments in Acquisition Co. to the extent necessary to fund Additional Escrow Deposits in respect of the Facilities and the Notes while the proceeds of the Facilities and the Notes are held in the Bank Escrow Account and/or the Notes Escrow Account, as applicable, in connection with the Financing; provided, however, that commencing on the first Business Day after the date that the Isle Acquisition is consummated, no portion of any Revolving Credit Loan or Swingline Loan used pursuant to clauses (i) and (ii) above shall be excluded from this definition.”

(c) The definition of “Consolidated Interest Expense” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding the following new sentence at the end of such definition:

“Notwithstanding the foregoing, solely for the period from the Amendment No. 1 Effective Date to the first Business Day after the date that the Isle Acquisition is consummated, in connection with any calculation of the Consolidated Interest Coverage Ratio for purposes of compliance with Section 9.14(b), this definition of “Consolidated Interest Expense” shall exclude any and all interest expense incurred by the Borrower in respect of any portion of a Revolving Credit Loan or Swingline Loan that is used (i) to pay Transaction Costs related to the Isle of Capri Acquisition and Financing or (ii) to make investments in Acquisition Co. to the extent necessary to fund Additional Escrow Deposits in respect of the Facilities and the Notes while the proceeds of the Facilities and the Notes are held in the Bank Escrow Account and/or the Notes Escrow Account, as applicable, in connection with the Financing; provided, however, that that commencing on the first Business Day after the date that the Isle Acquisition is consummated, no interest expense incurred pursuant to clauses (i) and (ii) above shall be excluded from this definition.”

(d) The definition of “Loan Documents” set forth in Section 1.1 of the Credit Agreement is hereby amended by adding “, Amendment No. 1” following the reference to “this Agreement” in such definition.

(e) The definition of “Transaction Costs” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing (i) the reference to “and any Permitted Acquisitions” with “, any Permitted Acquisitions and the Isle of Capri Acquisition and Financing” and (ii) the reference to “or such Permitted Acquisition” with “, such Permitted Acquisition or the Isle of Capri Acquisition and Financing” in such definition.

(f) The definition of “Unrestricted Subsidiary” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing “and (b)” in such definition with the following:

“(b) Eagle I and Acquisition Co.; provided that such entities are created for the sole purpose of consummating the Isle of Capri Acquisition and Financing, and (c)”.

(g) Section 7.27 of the Credit Agreement is hereby amended by adding “(other than Eagle I and Acquisition Co.)” following the reference of “the Unrestricted Subsidiaries” in such Section.

(h) Section 8.14(a) of the Credit Agreement is hereby amended by adding “(in each case, other than any entity that satisfies the requirements of clause (b) of the definition of “Unrestricted Subsidiary”)” after the reference of “or is designated by the Borrower or the Administrative Agent as a Material Domestic Subsidiary” in such Section.

(i) Section 8.14(d) of the Credit Agreement is hereby amended by adding “(other than Eagle I and Acquisition Co.)” following the reference of “any Unrestricted Subsidiary” in such Section.

(j) Section 9.3 of the Credit Agreement is hereby amended by (i) deleting the reference to “; and” at the end of clause (r) in such Section, and replacing it with “;”, (ii) deleting the “.” at the end of clause (s) in such Section, and replacing it with “; and”, and (iii) adding the following at the end of such Section as a new clause (t):

“(t) Investments in Acquisition Co. to the extent necessary to fund Additional Escrow Deposits in respect of the Facilities and the Notes while the proceeds of the Facilities and the Notes are held in the Bank Escrow Account and/or the Notes Escrow Account, as applicable, in connection with the Financing.”

(k) Section 9.6 of the Credit Agreement is hereby amended by adding “(other than Eagle I and Acquisition Co.)” following each reference of “any Unrestricted Subsidiary thereof” and the reference of “an Unrestricted Subsidiary” in such Section.

(l) Section 9.15 of the Credit Agreement is hereby amended by adding “(other than Eagle I and Acquisition Co.)” following the reference of “any Unrestricted Subsidiary” in such Section.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective as of the first date (the “Effective Date”) on which the following conditions have been satisfied:

(a) Consents. The Administrative Agent shall have (A) received counterparts of this Amendment executed by the Borrower and the Guarantors, and (B) consents substantially in the form of Exhibit A hereto (each such consent, a “Consent”) from Consenting Lenders constituting the Required Lenders and the Required Revolving Credit Lenders.

(b) Representations and Warranties. The representations and warranties of each Credit Party set forth in Section 4 hereof are true and correct as of the Effective Date.

(c) Secretary’s Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party, dated the Effective Date, certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Amendment and certifying that attached thereto is a true, correct and complete copy of (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation, as applicable, (B) the bylaws or other governing document of such Credit Party as in effect on the Effective Date, (C) resolutions duly adopted by the board of directors (or other governing body) of such Credit Party authorizing and approving the execution, delivery and performance of this Amendment and the transactions contemplated hereunder, (D) each certificate dated as of a recent date prior to the Effective Date of the good standing of each Credit Party under the laws of its jurisdiction of incorporation, organization or formation, as applicable, and, to the extent requested by the Administrative Agent, each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect, and (E) the names and true signatures of the officers of such Credit Party or such other persons authorized to sign this Amendment and the other documents to be delivered by it under this Amendment.

(d) Officer’s Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, dated the Effective Date, confirming that (x) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under the Credit Agreement and (y) the condition set forth in paragraph (b) of this Section 3 has been satisfied as of the Effective Date.

(e) Costs and Expenses. The Administrative Agent shall have received all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and Lenders incurred in connection with this Amendment (including, without limitation, the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) in accordance with the terms of Section 12.3(a) of the Credit Agreement.

SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that both before and after the Effective Date, (x) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, and (y) all representations and warranties of the Credit Parties contained in the Credit Agreement and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the Effective Date, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects on and as of such earlier date).

SECTION 5. Reaffirmation. Each Credit Party hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and thereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby. Each Guarantor hereby (a) affirms and confirms its guarantees and other commitments under the Guaranty Agreement, and (b) agrees that the Guaranty Agreement is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations. Each Credit Party hereby (a) affirms and confirms its pledges, grants and other commitments under the Security Documents to which it is a party and (b) agrees that each Security Document to which it is a party is in full force and effect and shall accrue to the benefit of the Secured Parties to secure the Obligations.

SECTION 6. Reference to and Effect on the Credit Agreement. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Credit Parties under the Loan Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute an amendment of any provision of any of the Loan Documents. For the avoidance of doubt, solely for the period from the Amendment No. 1 Effective Date to the first Business Day after the date that the Isle Acquisition is consummated, (x) Indebtedness incurred by Acquisition Co. in respect of the Isle of Capri Acquisition and Financing shall not be included in any computation of Consolidated Funded Indebtedness of any Credit Party or any Subsidiary thereof, and (y) any interest incurred by Acquisition Co. in respect of the Isle of Capri Acquisition and Financing shall not be included in any computation of Consolidated Interest Expense; provided, however, that commencing on the first Business Day after the date that the Isle Acquisition is consummated, the exclusions set forth in clauses (x) and (y) of this Section 6 shall no longer be excluded from the computations of Consolidated Funded Indebtedness and Consolidated Interest Expense, as applicable.

SECTION 7. Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) in accordance with the terms of Section 12.3(a) of the Credit Agreement.

SECTION 8. Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. The provisions of Sections 12.5 and 12.6 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ELDORADO RESORTS, INC., as Borrower

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

ELDORADO HOLDCO LLC, as Guarantor By: Eldorado Resorts, Inc. Its: Sole Member

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

ELDORADO RESORTS, LLC, as Guarantor By: Eldorado HoldCo LLC Its: Sole Member By: Eldorado Resorts, Inc. Its: Sole Member

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

ELDORADO SHREVEPORT #1, LLC ELDORADO SHREVEPORT #2, LLC each as Guarantor

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Manager

[Signature Page to Amendment No. 1]

ELDORADO CASINO SHREVEPORT JOINT VENTURE, as Guarantor By: Eldorado Shreveport #1, LLC Its: Managing Partner

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Manager

MTR GAMING GROUP, INC. MOUNTAINEER PARK, INC. PRESQUE ISLE DOWNS, INC. SCIOTO DOWNS, INC. each as a Guarantor

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

ELDORADO LIMITED LIABILITY COMPANY, as Guarantor By: Eldorado Resorts LLC Its: Sole Member By: Eldorado HoldCo LLC Its: Sole Member By: Eldorado Resorts, Inc. Its: Sole Member

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

[Signature Page to Amendment No. 1]

CIRCUS AND ELDORADO JOINT VENTURE, LLC, as Guarantor

By: Eldorado Limited Liability Company

Its: Sole Member

By: Eldorado Resorts LLC

Its: Sole Member

By: Eldorado HoldCo LLC

Its: Sole Member

By: Eldorado Resorts, Inc.

Its: Sole Member

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

CC-RENO LLC, as Guarantor By: Eldorado Resorts, Inc. Its: Sole Member

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

CCR NEWCO, LLC, as Guarantor By: CC-Reno LLC Its: Sole Member By: Eldorado Resorts, Inc. Its: Sole Member

By:	/s/ Gary L. Carano
Name: Gary L. Carano Title: Chief Executive Officer

[Signature Page to Amendment No. 1]

Accepted and Agreed: JPMORGAN CHASE BANK, N.A., as Administrative Agent and as Lender

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan Title: Executive Director

[Signature Page to Amendment No. 1]